UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2024

ALTIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Clopper Road, Suite 201S Gaithersburg, Maryland		20878
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (240) 654-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 25, 2024, the Board of Directors (the “Board”) of Altimmune, Inc. (the “Company”) appointed Andrew Shutterly as acting Chief Financial Officer, “principal financial officer” and “principal accounting officer,” effective immediately following the unexpected death of Richard Eisenstadt, the Company’s Chief Financial Officer.

Mr. Shutterly, age 36, has served as the Corporate Controller of the Company since February 2023. Mr. Shutterly joined the Company in October 2020 as Assistant Controller. Prior to joining the Company, Mr. Shutterly served as Accounting Supervisor at Meso Scale Diagnostics LLC, a biotechnology company, from September 2017 to October 2020 and as an Audit Manager at Deloitte from October 2014 to September 2017. Mr. Shutterly received both a B.S. and M.S. in Accounting from Virginia Tech.

There are no family relationships between Mr. Shutterly and any director or executive officer of the Company, and the Company has not entered into any transactions with Mr. Shutterly that are reportable pursuant to Item 404(a) of Regulation S-K.

The Company will enter into an indemnification agreement with Mr. Shutterly in connection with the foregoing, which will be in substantially the same form as that entered into with the other executive officers of the Company filed as Exhibit 10.24 to the Company's annual report on Form 10-K.

Item 7.01 Regulation

On June 26, 2024, the Company issued a press release, the entire text of which is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

No.	Description

99.1	Press Release of Altimmune, Inc. dated June 26, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMMUNE, INC.

By:	/s/ Vipin K. Garg
Name: Vipin K. Garg
Title: President, Chief Executive Officer

Dated: June 26, 2024